UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2024 (July 12, 2024)

SOLUNA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40261	14-1462255
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

325 Washington Avenue Extension Albany, New York	12205
(Address of principal executive offices)	(Zip Code)

(518) 218-2550

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLNH	The Nasdaq Stock Market LLC

9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share	SLNHP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to June 2024 Secured Note Financing

As disclosed in a Current Report on Form 8-K filed by Soluna Holdings, Inc., a Nevada corporation (the “Company”), on June 24, 2024 (the “Original Form 8-K”), Soluna AL CloudCo, LLC, a Delaware limited liability company and indirect wholly owned subsidiary of the Company (“CloudCo”), Soluna Cloud, Inc., a Nevada corporation, indirect wholly owned subsidiary of the Company, and parent of CloudCo (“Soluna Cloud”), the Company, and the accredited investor named therein (the “Existing Investor”), are parties to a Note Purchase Agreement, dated as of June 20, 2024 (the “June SPA”).

On July 12, 2024, the Company, CloudCo, Soluna Cloud and the Existing Investor entered into a First Amendment to Note Purchase Agreement (the “June SPA Amendment”), which amended the June SPA to permit CloudCo to issue additional secured promissory notes in an aggregate principal amount equal to $1,250,000 (the “Additional Notes”) to additional accredited investors (the “Additional Investors”). The Additional Notes are subject to the same terms and conditions set forth in the Notes (as defined in the Original Form 8-K) and have the credit support provided by the Cloud Agreements (as defined in the Original Form 8-K) and the Holdings Agreements (as defined in the Original Form 8-K).

As further inducement for the Additional Investors to purchase the Additional Notes, Soluna Cloud will issue to each Additional Investor a warrant (collectively, the “Warrants”) exercisable within three years following the effective date of the June SPA Amendment for a number of shares of common stock of Soluna Cloud equal to the sum of (a) 1.25% of Soluna Cloud’s issued and outstanding common stock as of the date of the Warrants, divided by 0.9875, plus (b) 1.25% of each Qualified Issuance (as defined below), divided by 0.9875. For purposes of the Warrants, “Qualified Issuance” means (y) each issuance of common stock of Soluna Cloud during the period commencing on the day after the date of the Warrants and ending on the earlier to occur of (i) the conclusion of up to an additional $111,250,000 of capital raised, whether in the form of debt, equity, mixed or otherwise, by Soluna Cloud and its subsidiaries, and (ii) December 31, 2024, and (z) the number of shares of common stock of Soluna Cloud issuable upon the exercise or conversion of any convertible securities of CloudCo issued during such period (other than certain issuances pursuant to CloudCo’s equity compensation plans).

The foregoing description of the June SPA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the June SPA Amendment, a copy of which will be filed with the Company’s next applicable periodic period in accordance with the rules and regulations of the Securities and Exchange Commission (the “Commission”).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the June SPA Amendment is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Warrants is incorporated by reference in this Item 3.02. The Warrants are being issued in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2) of the Securities Act and Regulation D promulgated under the Securities Act and exempt from registration or qualification under applicable state securities laws. The Warrants are being issued solely to “accredited investors” (as defined by Rule 501 under the Securities Act).

Item 7.01 Regulation FD Disclosure.

The Company issued a press release announcing the closing of the transactions contemplated by the June SPA Amendment. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” with the Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release Announcing June SPA Amendment.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2024	SOLUNA HOLDINGS, INC.

	By:	/s/ John Tunison
	Name:	John Tunison
	Title:	Chief Financial Officer